Pension and Other Postretirement Benefit Plans	12 Months Ended
Dec. 31, 2012
Pension and Other Postretirement Benefit Plans
Pension and Other Postretirement Benefit Plans

8.         Pension and Other Postretirement Benefit Plans

The personnel who operate the Company’s assets are employees of EQT. EQT directly charges the Company for the payroll and benefit costs associated with its employees and for retirees of Equitrans. EQT carries the obligations for pension and other employee-related benefits in its financial statements.

Equitrans’ retirees participate in a defined benefit pension plan that is sponsored by EQT. For the years ended December 31, 2012, 2011 and 2010, the Company reimbursed approximately $0.3 million, $0.3 million and $0.1 million, respectively, to the plan sponsor in order to meet certain funding targets. The Company expects to make cash payments to EQT of approximately $0.2 million in 2013 to reimburse for defined benefit pension plan funding. Pension plan contributions are designed to meet minimum funding requirements and keep plan assets at least equal to 80% of projected liabilities. The Company’s reimbursements to EQT are based on the proportion of the plan’s total liabilities allocable to Equitrans retirees. For the years ended December 31, 2012, 2011 and 2010, the Company was allocated $0.1 million per year of the expenses associated with the plan. The dollar amount of a cash reimbursement to the plan sponsor in any particular year will vary as a result of gains or losses sustained by the pension plan assets during the year due to market conditions. The Company does not expect the variability of contribution requirements to have a significant effect on its business, financial condition, results of operations, liquidity or ability to make distributions.

The Company contributes to a defined contribution plan sponsored by EQT. The contribution amount is a percentage of each individual’s base salary to an individual investment account for such individual. The amount of such contributions was $0.1 million in 2010. In 2011 and 2012, there were no direct contributions but the Company was charged through the EQT payroll and benefit costs discussed in Note 3.

The individuals who operate the Company’s assets and Equitrans retirees participate in certain other post-employment benefit plans sponsored by EQT. The Company was allocated $0.3 million, $0.3 million and $0.4 million in 2012, 2011 and 2010, respectively, of the expenses associated with these plans.

Under the July 1, 2005 Equitrans rate case settlement, the Company began amortizing post-retirement benefits other than pensions previously deferred over a five-year period. Currently, the Company recognizes expenses for ongoing post-retirement benefits other than pensions, which are now subject to recovery in the approved rates. Expenses recognized by the Company for the year ended December 31, 2010 for amortization of post-retirement benefits other than pensions previously deferred were approximately $0.7 million. The previously deferred amounts were fully amortized in 2010. Expenses recognized by the Company for the years ended December 31, 2012, 2011 and 2010 for ongoing post-retirement benefits other than pensions were approximately $1.2 million per year.